SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2005

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.	3

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.	7

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.	8

SIGNATURES		9

EXHIBIT INDEX		10

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

EXHIBIT 99.4

EXHIBIT 99.5

EXHIBIT 99.6

Item 1.01 Entry into a Material Definitive Agreement.

English Transition Agreement

As previously reported by QuadraMed Corporation (the “Company”) in its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2005, Lawrence P. English will step down from the positions of Chief Executive Officer and President effective October 17, 2005, and he will be succeeded in those positions by Keith B. Hagen. In connection with this transition, on September 27, 2005, the Company entered into a Transition Agreement with Mr. English (the “Transition Agreement”).

The Transition Agreement includes the following material provisions:

•	The termination of Mr. English’s employment as the Company’s Chief Executive Officer effective October 17, 2005.

•	Continued service by Mr. English as a Company employee in the position of Executive Chairman of the Company’s Board of Directors, with his current salary and bonus arrangements, until December 31, 2005 (the “English Termination Date”).

•	Termination and cancellation as of the English Termination Date of Mr. English’s Employment Agreement with the Company, dated June 20, 2000, as amended September 20, 2001 (the “English Employment Agreement”). This termination will be an “Involuntary Termination” under the English Employment Agreement.

•	The payment to Mr. English of a cash severance of $1,312,000, payable in a single lump sum on or before the English Termination Date.

•	The continuation of all current group life insurance benefits for twelve (12) months after the English Termination Date.

•	Lapsing of all restrictions and repurchase rights on Mr. English’s 825,000 restricted shares of Company common stock (“Restricted Shares”), effective as of the English Termination Date, to the extent these restrictions and rights had not already lapsed.

•	The purchase by the Company of 256,000 Restricted Shares on the English Termination Date to enable Mr. English to satisfy applicable income taxes associated with the lapsing of restrictions on his Restricted Shares. The purchase price per share of such Restricted Shares will equal the closing sale price of the Company’s common stock on the trading day immediately preceding the English Termination Date.

•	Vesting of all previously unvested options held by Mr. English, such that all 2,035,000 options to purchase shares of the Company’s common stock are exercisable as of the English Termination Date. The vested options will remain subject in all respects to the terms of the applicable option agreements or instruments, except that the period of exercisability for the options will not commence until Mr. English ceases to be an employee, consultant or non-employee director of the Company.

•	Requirement for Mr. English to assist the Company’s Chief Executive Officer with transition matters through December 2006 for no additional compensation and reimbursement of Mr. English’s reasonable costs for an office and administrative support in connection with the provision of such transition services.

•	Continued entitlement to indemnification under the Company’s Amended and Restated Certificate of Incorporation and Bylaws and continued coverage (until December 31, 2011) under the Company’s Directors’ and Officers’ Insurance policy.

•	Post-employment non-solicitation, non-competition, non-disparagement and confidentiality covenants by Mr. English.

•	Mutual general releases between the Company and Mr. English.

Hagen Employment Agreement and Related Agreements

In connection with Mr. Hagen’s appointment as Chief Executive Officer, on September 26, 2005, the Company entered into an Employment Agreement, Inducement Stock Option Agreement, Restricted Stock Agreement, and Proprietary Information and Non-Competition Agreement with Mr. Hagen (the “Hagen Employment Agreement”, “Inducement Stock Option Agreement”, “Restricted Stock Agreement” and “Proprietary Information and Non-Competition Agreement”).

The Hagen Employment Agreement, effective October 17, 2005, includes the following material provisions:

•	Two-year initial term, automatically renewable for one-year extensions, unless either party provides advance written notice.

•	Appointment to the Company’s Board of Directors with no additional compensation for Board service.

•	Annual base salary of $410,000.

•	Signing bonus of $65,000.

•	Guaranteed bonus of $205,000 upon continued employment through December 31, 2006, which bonus may be pro-rated.

•	Eligibility to receive an additional incentive compensation bonus of up to $205,000 for performance in 2006 based upon satisfaction of performance objectives, which bonus may be pro-rated.

•	Eligibility (after December 31, 2006) for annual incentive compensation bonus up to 100% of his then-current annual base salary based upon satisfaction of performance objectives.

•	Reimbursement of relocation expenses up to $150,000.

•	Grant of 550,000 non-qualified stock options and 550,000 shares of restricted stock (details of these grants are provided in the Inducement Stock Option Agreement and Restricted Stock Agreement).

•	In the event of an Involuntary Termination (as defined in the Hagen Employment Agreement) other than a Termination for Cause (as defined in the Hagen Employment Agreement) not in connection with a Change in Control (as defined in the Hagen Employment Agreement), severance benefits of twelve (12) months of the then-current annual base salary and then-current maximum incentive compensation bonus, and twelve (12) months of health benefits; in the event of an Involuntary Termination (other than a Termination for Cause) following a Change in Control, severance benefits, in a lump sum, equal to the sum of (a) two (2) times the aggregate amount of the then-current annual base salary for the year in which the Change in Control occurs and (b) the then-current maximum incentive compensation bonus; twelve (12) months of health benefits; severance benefits conditioned upon release of the Company upon termination.

The Inducement Stock Option Agreement, effective October 17, 2005, includes the following material provisions:

•	550,000 stock options with a grant date of October 17, 2005; exercisable for a period of ten years at an exercise price equal to the closing price of the Company’s Common Stock as of the last trading day immediately preceding October 17, 2005.

•	Vesting: one-fourth (25%) of the options vest on October 17, 2006 and the remaining three-fourths (75%) of the options vest in a series of thirty-six (36) equal monthly installments upon Mr. Hagen’s completion of each month of employment after October 17, 2006.

•	Vesting accelerates upon an Involuntary Termination (other than a Termination for Cause) or a Change in Control (as such terms are defined in the Inducement Stock Option Agreement).

The Restricted Stock Agreement, effective October 17, 2005, includes the following material provisions:

•	550,000 shares of restricted stock with a grant date of October 17, 2005.

•	Forfeiture restrictions lapse on the third anniversary of the effective date (October 17, 2008) if Mr. Hagen has been continuously employed by the Company on that date.

•	Forfeiture restrictions lapse immediately for all 550,000 shares upon an Involuntary Termination (other than a Termination for Cause) of Mr. Hagen’s employment or upon a Change in Control (as such terms are defined in the Restricted Stock Agreement).

The Proprietary Information and Non-Confidentiality Agreement, effective October 17, 2005, includes the following material provisions:

•	Confidentiality provisions for the employment term and seven (7) years post-termination.

•	Assignment of any intellectual property related to the Company developed during the employment term and within one year post-termination; disclosure obligations and duty to assist the Company in the preservation of such intellectual property rights during the employment term and seven (7) years post-termination.

•	Non-disparagement.

•	Prohibition on competition during the employment term and prohibition on the solicitation of employees and customers during the employment term and for one year post-termination.

Souleles Separation Agreement

Effective October 31, 2005, Dean A. Souleles will step down as an executive officer of the Company. In connection with Mr. Souleles’s departure, on September 23, 2005, the Company entered into a Separation Agreement with Mr. Souleles (the “Separation Agreement”).

Mr. Souleles’s Separation Agreement includes the following material provisions:

•	The termination of Mr. Souleles’s employment as an executive officer effective October 31, 2005 (the “Souleles Termination Date”).

•	Termination and cancellation of Mr. Souleles’s Employment Agreement with the Company, dated August 16, 2000, and as amended September 19, 2001, November 8, 2002 and March 18, 2005 (the “Souleles Employment Agreement”), as of the Souleles Termination Date. This termination will be an “Involuntary Termination” under the Souleles Employment Agreement.

•	The payment to Mr. Souleles of a cash severance of $227,923, payable in monthly installments over a twelve (12)-month period after the Souleles Termination Date, and the continuation of Mr. Souleles’s current Company health benefits during the same period.

•	Vesting of all previously unvested options held by Mr. Souleles, such that all 272,900 options to purchase shares of the Company’s common stock are exercisable as of the Souleles Termination Date.

•	Continued entitlement to the indemnification rights afforded under the Company’s Amended and Restated Certificate of Incorporation and Bylaws and continued coverage (until December 31, 2011) under the Company’s Directors’ and Officers’ Insurance policy.

•	Mutual general releases between the Company and Mr. Souleles.

•	Post-employment non-solicitation, non-competition, non-disparagement, confidentiality, and ownership of proprietary rights covenants, as contained in the Employee Confidentiality, Inventions and Non-Competition Agreement, dated June 6, 2005, by and between the Company and Mr. Souleles.

The foregoing descriptions of the English Transition Agreement, the Hagen Employment Agreement, Inducement Stock Option Agreement, Restricted Stock Agreement, and Proprietary Information and Non-Competition Agreement, and the Souleles Separation Agreement are qualified in their entirety by reference to such agreements, copies of which are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, and are incorporated by reference in their entirety in response to this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

English Employment Agreement

As discussed under Item 1.01 above, the Company and Mr. English have entered into the Transition Agreement, which, among other items, provides for the termination of the English Employment Agreement effective December 31, 2005 (pursuant to the terms of the Transition Agreement). The discussion of the Transition Agreement set forth above under Item 1.01 “Entry into a Material Definitive Agreement – English Transition Agreement” and the Transition Agreement, a copy of which is filed as Exhibit 99.1 hereto, are incorporated herein by reference in response to this Item 1.02.

The English Employment Agreement was filed with the SEC on August 14, 2000 as Exhibit 10.66 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2000. The amendment to the English Employment Agreement was filed with the SEC on November 14, 2001 as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

Souleles Employment Agreement

Also as discussed under Item 1.01 above, the Company and Mr. Souleles have entered into the Separation Agreement, which, among other items, provides for the termination of the Souleles Employment Agreement effective October 31, 2005 (pursuant to the terms of the Separation Agreement). The discussion of the Separation Agreement set forth above under Item 1.01 “Entry into a Material Definitive Agreement – Souleles Separation Agreement” and the Separation Agreement, a copy of which is filed as Exhibit 99.6 hereto, are incorporated herein by reference in response to this Item 1.02.

The Souleles Employment Agreement was filed with the SEC on April 2, 2001 as Exhibit 10.67 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2000. The amendments to the Souleles Employment Agreement were filed with the SEC on November 14, 2001 as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, and January 21, 2004 as Exhibit 10.14 to the Company’s Registration Statement on Form S-1, No. 333-112040.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	Transition Agreement, dated as of September 27, 2005, between Lawrence P. English and QuadraMed Corporation.

Exhibit 99.2	Employment Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.3	Inducement Stock Option Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.4	Restricted Stock Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.5	Proprietary Information and Non-Competition Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation

Exhibit 99.6	Separation Agreement, dated September 23, 2005, by and between Dean A. Souleles and QuadraMed Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2005

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Transition Agreement, dated as of September 27, 2005, between Lawrence P. English and QuadraMed Corporation.

Exhibit 99.2	Employment Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.3	Inducement Stock Option Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.4	Restricted Stock Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation.

Exhibit 99.5	Proprietary Information and Non-Competition Agreement, dated September 26, 2005, by and between Keith B. Hagen and QuadraMed Corporation

Exhibit 99.6	Separation Agreement, dated September 23, 2005, by and between Dean A. Souleles and QuadraMed Corporation.